[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) GLOBAL ASSET
                    ALLOCATION FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Trustees and Officers ..................................................... 41

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o   information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1.  How are my investments performing right now?

    2.  How is my money being managed, over both the short and the long term?

    3.  What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
    Joseph C. Flaherty, Jr.

For the six months ended February 28, 2001, the fund's Class A shares provided a total return of -9.91%, Class B shares -10.13%, Class C shares -10.14%, and Class I shares -9.63%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns over the same period for the fund's benchmarks:
-14.20% for the Morgan Stanley Capital International (MSCI) Europe Australasia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world; 7.50% for the Lehman Brothers Aggregate Bond Index (the Lehman Index), an unmanaged index composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA); and 2.99% for the J.P. Morgan Non-dollar Government Bond Index, an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States), with remaining maturities of at least one year. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.05%.

Q. CAN YOU TELL US A BIT ABOUT THE MARKET ENVIRONMENT DURING THE PERIOD?

A. We witnessed a continuation of a pronounced shift in investor sentiment away from high-priced growth stocks in the technology and telecommunications sectors and into more value-oriented stocks in the health care, food services, insurance, and aerospace industries. In addition, we saw a dramatic divergence in the performance of the fixed-income and equity markets, as bonds significantly outperformed stocks during the period.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM ONE OF ITS BENCHMARKS YET LAG THE LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. While it was a difficult year for global equity markets, we were able to outperform the MSCI EAFE Index because our research was quick to identify a general slowdown in global economic activity and a deterioration in earnings prospects for a number of companies. As a result, the fund's equity component benefited from our focus on fundamental business strengths, valuations, and economic variables such as interest rates. This focus led us to underweight the fund's exposure to equities relative to the MSCI EAFE Index during the period. The fund's performance also benefited from our decision to reduce our holdings in technology and telecommunications stocks while increasing our positions in financial services, health care, and industrial goods and services stocks during the period. Regarding the Lipper category average, it's difficult to say with certainty where the fund's peers were invested during the period; however, I would say the fund suffered from a greater emphasis on growth stocks and a more modest exposure to value stocks, which were the place to be during the period.

Q. GIVEN THE STRONG PERFORMANCE WE'VE SEEN FROM FINANCIAL SERVICES STOCKS, WERE YOU CONCERNED ABOUT THESE VALUATIONS?

A. Although valuations for these companies have risen as the market has recognized their potential, we were still comfortable with our positions. If these stocks were to rise to levels that we considered overvalued, however, we would decrease our holdings. That said, insurance is an area that we think continues to offer steady growth potential. Early in the period, we recognized that property and casualty insurers, such as QBE Insurance, were poised for a cyclical upturn due to price increases after a couple of very difficult years and that life insurers were going to benefit from premium increases and strong sales of annuity products. Other financial services that performed well for the portfolio and that we maintained a favorable outlook on were banking firms. In most of these cases, these companies benefited from lower interest rates, strong sales, and earnings growth.

Q. HOW HAVE YOU POSITIONED THE PORTFOLIO IN AN ENVIRONMENT OF SLOWER ECONOMIC GROWTH?

A. As I mentioned earlier, the portfolio's overall asset allocation is affected by big picture issues such as inflation, interest rates, market valuations, and economic growth. Looking at these broad characteristics, we remain cautious about the current economic environment, and the fund remained underweighted in equities relative to our benchmarks. On the other hand, these factors were not our main concerns when it came to picking stocks for the portfolio. Our objective here is to remain focused on companies that we believe have compelling business fundamentals, attractive valuations, strong balance sheets, and strong earnings prospects.

Q. WHICH STOCKS HELPED PERFORMANCE DURING THE PERIOD?

A. Our research indicated that pharmaceutical companies such as Akzo Nobel, Novartis, and Sanofi-Synthelabo were poised to produce earnings growth, and they exhibited strong business fundamentals. Other significant holdings that provided favorable results in a weak and volatile market environment were diversified food and consumer goods company Diageo, and conglomerates such as General Electric and Tyco, which we believe represent two of the most well-run companies in the world.

Q. HOW DID THE FUND'S BOND HOLDINGS FARE DURING THE PERIOD?

A. The fixed-income component of the portfolio produced strong results during the period. Our bond positions outperformed the equity component of the portfolio as investors continued to seek the safe haven of fixed-income investments during an extremely volatile period for the equity market. Over the past year, investor confidence shifted from a view that the Federal Reserve Board (the Fed) has effectively guided the economy to a soft landing to a view that a sharp economic slowdown or a recession are threats to the U.S. economy. Due in part to this shift in market sentiment, the U.S. bond market remained one of the strongest performing sectors of the global fixed-income market during the 12-month period. As a result, our decision to overweight the fund in U.S. Treasuries relative to the Lehman Index boosted performance, and our longer-term Treasuries performed particularly well during the period. Underweighted exposure to European and Japanese corporate bonds also aided performance.

Q. WHAT'S YOUR OUTLOOK?

A. We believe general uncertainty surrounding the global economic environment and weak investor sentiment are likely to lead to further volatility and weakness in the near term. In this environment, we intend to maintain our somewhat cautious diversified approach to asset allocation and to remain focused on finding high-quality companies. Nevertheless, we believe the market's extreme pessimism is beginning to create some interesting buying opportunities, and when we talk six months from now, it's quite possible that lower interest rates and improving investor sentiment may spark a rebound in markets around the world. In the meantime, we'll concentrate on seeking out companies that we think exhibit strong growth and sound fundamentals. At the same time, we'll remain cognizant of valuations.

   /s/ Joseph C. Flaherty, Jr.

       Joseph C. Flaherty, Jr.
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

Joseph C. Flaherty, Jr., is Vice President of MFS Investment Management(R) (MFS(R)) and manager of the Quantitative Research Group. He is portfolio manager of the global asset allocation portfolios of our mutual funds and variable annuity products.

Joe joined MFS as a fixed-income quantitative research associate in 1993 and was named quantitative research analyst and Assistant Vice President in 1996. He became Vice President and manager of the Quantitative Research Group in 1998 and portfolio manager in 1999. He earned a Bachelor of Science degree in mechanical engineering from Tufts University in 1984 and an M.B.A. in finance from Bentley College in 1990.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:              SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                        EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                        PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                        EQUITY/FIXED-INCOME FUND.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 22, 1994

CLASS INCEPTION:        CLASS A  JULY 22, 1994
                        CLASS B  JULY 22, 1994
                        CLASS C  JULY 22, 1994
                        CLASS I  JANUARY 7, 1997

SIZE:                   $188.9 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 9.91%       - 7.85%       +10.95%       +42.95%       +80.81%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         - 7.85%       + 3.52%       + 7.41%       + 9.38%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         --         -12.23%       + 1.86%       + 6.37%       + 8.58%
-----------------------------------------------------------------------------------------------------------------------

CLASS B
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -10.13%       - 8.31%       + 9.20%       +39.21%       +73.99%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         - 8.31%       + 2.98%       + 6.84%       + 8.75%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         --         -11.56%       + 2.16%       + 6.56%       + 8.75%
-----------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, July 22, 1994, through February 28, 2001.

CLASS C
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -10.14%       - 8.31%       + 9.21%       +39.28%       +74.25%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         - 8.31%       + 2.98%       + 6.85%       + 8.77%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         --         - 9.12%       + 2.98%       + 6.85%       + 8.77%
-----------------------------------------------------------------------------------------------------------------------

CLASS I
                                                       6 Months        1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 9.63%       - 7.30%       +11.68%       +44.62%       +82.93%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         --         - 7.30%       + 3.75%       + 7.66%       + 9.57%
-----------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, July 22, 1994, through February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT THE SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

PORTFOLIO STRUCTURE

               Domestic Equity                    27.5%
               International Equity               25.0%
               International Bonds                20.8%
               Government Agency                   9.2%
               High Yield Corporates               7.8%
               U.S. Treasuries                     3.1%
               Cash                                3.0%
               Emerging Markets                    2.2%
               High Grade Corporates               1.4%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 53.1%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 29.5%
  Australia - 1.0%
    QBE Insurance Group Ltd. (Insurance)*                               373,737       $  1,961,818
--------------------------------------------------------------------------------------------------
  Bermuda - 0.2%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     11,370       $    103,751
    Global Crossing Ltd. (Telecommunications)*                           19,150            310,805
    Tycom Ltd. (Telecommunications)*                                      3,800             75,050
                                                                                      ------------
                                                                                      $    489,606
--------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                                            13,660       $    519,080
--------------------------------------------------------------------------------------------------
  Canada - 1.3%
    BCE, Inc. (Telecommunications)                                       44,002       $  1,173,751
    Canadian National Railway Co. (Railroads)                            27,000          1,015,470
    Nortel Networks Corp. (Telecommunications)                           12,300            227,427
                                                                                      ------------
                                                                                      $  2,416,648
--------------------------------------------------------------------------------------------------
  Denmark - 0.5%
    Danske Bank (Banks and Credit Cos.)*                                 55,300       $    965,936
--------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Elisa Communications Corp. (Telecommunications)                      22,725       $    357,626
    Nokia Corp., ADR (Telecommunications)                                16,910            372,020
                                                                                      ------------
                                                                                      $    729,646
--------------------------------------------------------------------------------------------------
  France - 3.5%
    Air Liquide (Conglomerate)                                            7,700       $  1,053,734
    Alcatel Co. (Telecommunications)*                                    12,600            490,501
    ALSTOM (Transportation)                                              16,870            465,764
    Aventis S.A. (Pharmaceuticals)                                        9,500            767,622
    Sanofi-Synthelabo S.A. (Medical and Health Products)                 28,100          1,525,766
    Technip S.A. (Construction)                                           8,500          1,210,149
    Total Fina Elf S.A., "B" (Oils)                                       7,700          1,087,749
                                                                                      ------------
                                                                                      $  6,601,285
--------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               2,805       $    179,871
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                        4,000             21,250
                                                                                      ------------
                                                                                      $    201,121
--------------------------------------------------------------------------------------------------
  Japan - 5.0%
    Canon, Inc. (Special Products and Services)                          51,000       $  1,661,578
    Fast Retailing Co. (Retail)                                           5,800            934,431
    Hitachi Ltd. (Electronics)                                           80,000            699,360
    Honda Motor Co., Ltd. (Automotive)                                   15,000            587,207
    NTT DoCoMo, Inc. (Telecommunications)                                   124          2,146,866
    Shionogi & Co., Ltd. (Pharmaceuticals)                               42,000            721,791
    Sony Corp. (Electronics)                                              8,200            590,959
    Sumitomo Electric Industries, Ltd. (Electronics)                     40,000            479,318
    Tokyo Broadcasting System, Inc. (Entertainment)                      44,000          1,112,665
    The Nikko Securities Co., Ltd. (Finance)                             62,000            449,467
                                                                                      ------------
                                                                                      $  9,383,642
--------------------------------------------------------------------------------------------------
  Mexico
    Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                                               7,540       $     76,531
--------------------------------------------------------------------------------------------------
  Netherlands - 4.3%
    Akzo Nobel N.V. (Chemicals)                                          54,500       $  2,643,240
    Elsevier N.V. (Publishing)                                          109,840          1,548,634
    ING Groep N.V. (Financial Services)*                                  7,101            490,456
    Koninklijke Philips Electronics N.V. (Electronics)*                  22,604            744,104
    KPN N.V. (Telecommunications)*                                       34,304            421,459
    Libertel N.V. (Cellular Telecommunications)*                         60,700            533,484
    Royal Dutch Petroleum Co. (Oils)                                     21,900          1,299,164
    Royal Dutch Petroleum Co., ADR (Oils)                                 9,040            527,303
                                                                                      ------------
                                                                                      $  8,207,844
--------------------------------------------------------------------------------------------------
  Portugal - 0.3%
    Telecel Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)*                                               50,000       $    556,782
--------------------------------------------------------------------------------------------------
  Singapore - 1.6%
    DBS Group Holdings Ltd. (Financial Services)                         50,000       $    564,794
    Oversea-Chinese Banking Corp. Ltd. (Banks and Credit
      Cos.)                                                              76,000            570,871
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    319,206          1,500,854
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                        37,000            466,743
                                                                                      ------------
                                                                                      $  3,103,262
--------------------------------------------------------------------------------------------------
  Spain - 0.6%
    Iberdrola S.A. (Utilities - Electric)                                70,200       $  1,059,523
--------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    Saab AB, "B" (Aerospace)                                            213,200       $  1,888,839
--------------------------------------------------------------------------------------------------
  Switzerland - 2.5%
    Novartis AG (Medical and Health Products)                             1,560       $  2,638,537
    Syngenta AG (Chemicals)*                                             34,817          2,020,518
                                                                                      ------------
                                                                                      $  4,659,055
--------------------------------------------------------------------------------------------------
  United Kingdom - 6.9%
    AstraZeneca Group PLC (Medical and Health Products)                   6,744       $    306,983
    Bank of Scotland (Banks and Credit Cos.)*                            97,600          1,063,686
    Boc Group                                                            35,400            523,263
    CGNU PLC (Insurance)*                                                51,021            740,170
    Diageo PLC (Food and Beverage Products)*                            228,364          2,315,744
    HSBC Holdings PLC (Banks and Credit Cos.)*                           89,042          1,183,780
    Next PLC (Retail)                                                   100,900          1,230,735
    Reckitt Benckiser PLC (Consumer Goods and Services)                  87,900          1,205,394
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                  21,776            477,791
    Standard Chartered PLC (Banks)*                                     102,090          1,495,773
    Vodafone Group PLC (Telecommunications)*                            894,146          2,423,288
                                                                                      ------------
                                                                                      $ 12,966,607
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 55,787,225
--------------------------------------------------------------------------------------------------
U.S. Stocks - 23.6%
  Aerospace - 0.3%
    United Technologies Corp.                                             6,200       $    483,042
--------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                                16,280       $    705,738
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    PNC Financial Services Group Co.                                     10,530       $    731,835
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Guidant Corp.*                                                        1,360       $     69,319
    Pharmacia Corp.                                                       4,126            213,314
                                                                                      ------------
                                                                                      $    282,633
--------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Hispanic Broadcasting Corp.*                                          4,400       $     99,000
--------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Texas Instruments, Inc.                                               9,590       $    283,384
--------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    BEA Systems, Inc.*                                                    6,310       $    242,146
    VeriSign, Inc.*                                                       7,246            345,544
                                                                                      ------------
                                                                                      $    587,690
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Sprint Corp. (PCS Group)*                                            23,060       $    580,651
--------------------------------------------------------------------------------------------------
  Communication Services - 0.1%
    SBA Communications Corp.*                                             3,850       $    127,050
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                                                11,610       $    234,522
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.1%
    Microsoft Corp.*                                                      4,370       $    257,830
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Art Technology Group, Inc.*                                           4,590       $    111,594
    EMC Corp.*                                                            4,650            184,884
    Interwoven, Inc.*                                                     6,660            110,306
    TIBCO Software, Inc.*                                                 2,670             36,045
    Yahoo, Inc.*                                                          4,620            110,014
                                                                                      ------------
                                                                                      $    552,843
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.2%
    Ariba, Inc.*                                                          2,430       $     40,095
    Brocade Communications Systems, Inc.*                                 3,000            116,438
    Comverse Technology, Inc.*                                            1,820            136,386
    E.piphany, Inc.*                                                      1,840             30,935
    Extreme Networks, Inc.*                                              11,660            263,625
    Foundry Networks, Inc.*                                               6,410             73,715
    McDATA Corp.*                                                           112              2,002
    Oracle Corp.*                                                        31,470            597,930
    Rational Software Corp.*                                             13,180            460,476
    VERITAS Software Corp.*                                               7,157            464,758
                                                                                      ------------
                                                                                      $  2,186,360
--------------------------------------------------------------------------------------------------
  Conglomerates - 1.5%
    General Electric Co.                                                 29,920       $  1,391,280
    Tyco International Ltd.                                              25,690          1,403,958
                                                                                      ------------
                                                                                      $  2,795,238
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Jabil Circuit, Inc.*                                                 11,150       $    250,652
    QLogic Corp.*                                                         2,370             88,579
                                                                                      ------------
                                                                                      $    339,231
--------------------------------------------------------------------------------------------------
  Electronics - 1.5%
    Advanced Micro Devices, Inc.*                                         5,940       $    127,710
    Analog Devices, Inc.*                                                12,610            470,353
    Applied Micro Circuits Corp.*                                         2,500             66,875
    Flextronics International Ltd.*                                      19,820            525,230
    Intel Corp.                                                          18,710            534,404
    Maxim Integrated Products, Inc.*                                      4,930            227,396
    Sanmina Corp.*                                                       10,880            324,360
    SCI Systems, Inc.*                                                    8,090            165,602
    Tektronix, Inc.*                                                      5,750            141,968
    Vitesse Semiconductor Corp.*                                          1,970             77,692
    Xilinx, Inc.*                                                         3,100            120,513
                                                                                      ------------
                                                                                      $  2,782,103
--------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Clear Channel Communications, Inc.*                                  17,762       $  1,015,098
    Fox Entertainment Group, Inc.*                                       11,200            267,680
    Gemstar-TV Guide International, Inc.*                                 2,660            120,365
    Univision Communications, Inc., "A"*                                  6,110            201,630
    Viacom, Inc., "B"*                                                   22,936          1,139,919
    Walt Disney Co.                                                      18,870            584,027
                                                                                      ------------
                                                                                      $  3,328,719
--------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Citigroup, Inc.                                                      15,446       $    759,634
    Fannie Mae                                                            9,210            734,037
    Financial Federal Corp.*                                             12,320            364,672
    FleetBoston Financial Corp.                                           7,280            300,300
    Freddie Mac Corp.                                                    11,880            782,298
    Goldman Sachs Group, Inc.                                             1,460            133,955
    Merrill Lynch & Co., Inc.                                             8,080            483,992
    Morgan Stanley Dean Witter & Co.                                     11,270            734,015
    Schwab (Charles) Corp.                                               11,600            242,440
                                                                                      ------------
                                                                                      $  4,535,343
--------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    J. P. Morgan Chase & Co.                                             15,480       $    722,297
    John Hancock Financial Services, Inc.                                 3,860            132,784
    U.S. Bancorp*                                                        11,770            273,064
                                                                                      ------------
                                                                                      $  1,128,145
--------------------------------------------------------------------------------------------------
  Healthcare - 0.1%
    HCA-The Healthcare Co.                                                6,900       $    273,240
--------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    AFLAC, Inc.                                                           8,560       $    514,970
    American International Group, Inc.                                    3,280            268,304
    Gallagher (Arthur J.) & Co.                                          12,840            327,805
    Hartford Financial Services Group, Inc.                               4,490            286,686
    UnumProvident Corp.                                                  14,340            375,278
                                                                                      ------------
                                                                                      $  1,773,043
--------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Ebay, Inc.*                                                           3,230       $    123,800
--------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co., Inc.                                                    12,750       $    518,925
--------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Minnesota Mining & Manufacturing Co.                                  1,200       $    135,300
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Allergan, Inc.                                                        3,680       $    319,976
    American Home Products Corp.                                         10,450            645,496
    Bristol-Myers Squibb Co.                                             12,500            792,625
    Pfizer, Inc.                                                         15,607            702,315
                                                                                      ------------
                                                                                      $  2,460,412
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Applera Corp. - Applied Biosystems Group                              7,580       $    523,778
    Health Management Associates, Inc., "A"*                             24,000            415,200
    HEALTHSOUTH Corp.*                                                    6,630            105,549
    IMS Health, Inc.                                                      2,680             72,092
    Manor Care, Inc.*                                                    11,630            283,656
    Medtronic, Inc.                                                       7,550            386,409
                                                                                      ------------
                                                                                      $  1,786,684
--------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    Baker Hughes, Inc.                                                    3,900       $    152,880
    Cooper Cameron Corp.*                                                 2,610            156,026
    Global Marine, Inc.*                                                 19,530            560,706
    Halliburton Co.                                                       5,280            210,250
    Noble Drilling Corp.*                                                 5,830            271,386
    Weatherford International, Inc.*                                      5,140            267,434
                                                                                      ------------
                                                                                      $  1,618,682
--------------------------------------------------------------------------------------------------
  Oils - 1.6%
    Conoco, Inc., "A"                                                    25,310       $    715,008
    Exxon Mobil Corp.                                                     3,010            243,961
    Santa Fe International Corp.                                         42,670          1,597,991
    Transocean Sedco Forex, Inc.                                          9,370            450,978
                                                                                      ------------
                                                                                      $  3,007,938
--------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Sepracor, Inc.*                                                       1,540       $     79,984
--------------------------------------------------------------------------------------------------
  Retail - 1.9%
    Best Buy Co., Inc.*                                                   4,750       $    194,560
    Costco Wholesale Corp.*                                               6,540            273,045
    CVS Corp.                                                            12,570            766,770
    Gap, Inc.                                                            11,390            310,264
    Home Depot, Inc.                                                     12,690            539,325
    RadioShack Corp.                                                     13,240            566,672
    Staples, Inc.*                                                        8,980            133,577
    Wal-Mart Stores, Inc.                                                17,820            892,604
                                                                                      ------------
                                                                                      $  3,676,817
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Safeway, Inc.*                                                       17,160       $    931,960
--------------------------------------------------------------------------------------------------
  Telecommunications - 2.9%
    Allegiance Telecom, Inc.*                                             9,170       $    185,692
    American Tower Corp., "A"*                                           21,610            625,393
    Cabletron Systems, Inc.*                                             10,650            143,243
    CIENA Corp.*                                                          3,920            263,375
    Cisco Systems, Inc.*                                                 48,410          1,146,712
    EchoStar Communications Corp.*                                       42,860          1,119,717
    JDS Uniphase Corp.*                                                   7,600            203,300
    Metromedia Fiber Network, Inc., "A"*                                 26,100            247,950
    Netro Corp.*                                                          4,250             27,891
    NEXTEL Communications, Inc.*                                          7,330            176,378
    NTL, Inc.*                                                           37,618            977,692
    Spectrasite Holdings, Inc.*                                           5,080             69,533
    Time Warner Telecom, Inc.*                                            3,860            249,694
                                                                                      ------------
                                                                                      $  5,436,570
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    AES Corp.*                                                           11,980       $    646,561
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 44,491,273
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $99,204,060)                                           $100,278,498
--------------------------------------------------------------------------------------------------

Bonds - 39.5%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
Foreign Bonds - 20.4%
  Bermuda - 0.6%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                         $      1,200       $  1,191,000
--------------------------------------------------------------------------------------------------
  Brazil - 0.5%
    Federal Republic of Brazil, 7.688s, 2009                       $         75       $     65,118
    Federal Republic of Brazil, 8s, 2014                                    415            329,842
    Federal Republic of Brazil, 6s, 2024                                     90             63,714
    Federal Republic of Brazil, 12.25s, 2030                                485            448,625
                                                                                      ------------
                                                                                      $    907,299
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 6.313s, 2024                    $        735       $    549,412
--------------------------------------------------------------------------------------------------
  France - 0.3%
    Republic of France, 3.5s, 2004                               EUR        568       $    508,161
--------------------------------------------------------------------------------------------------
  Germany - 9.4%
    Federal Republic of Germany, 5.375s, 2010                    EUR     18,341       $ 17,686,356
--------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 4s, 2004                                  EUR        679       $    613,709
    Republic of Italy, 5.5s, 2010                                         1,220          1,156,337
                                                                                      ------------
                                                                                      $  1,770,046
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    United Mexican States, 9.875s, 2010                            $        542       $    578,856
    United Mexican States, 11.5s, 2026                                      190            227,050
                                                                                      ------------
                                                                                      $    805,906
--------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    United Pan Europe, 10.875s, 2009 (Media)                       $      1,200       $    936,000
--------------------------------------------------------------------------------------------------
  Panama - 0.5%
    Republic of Panama, 4.5s, 2014                                 $        250       $    205,000
    Republic of Panama, 9.625s, 2011                                        434            428,575
    Republic of Panama, 8.875s, 2027                                        385            334,950
                                                                                      ------------
                                                                                      $    968,525
--------------------------------------------------------------------------------------------------
  Qatar - 0.2%
    State of Qatar, 9.75s, 2030##                                  $        400       $    414,000
--------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##            $        346       $    349,460
--------------------------------------------------------------------------------------------------
  United Kingdom - 6.6%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                       DEM      1,000       $    463,484
    OTE PLC, 6.125s, 2007 (Industrial)##                         EUR        980            899,730
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                                  $        550            541,750
    United Kingdom Treasury, 5.75s, 2009                         GBP      1,398          2,142,322
    United Kingdom Treasury, 6.75s, 2004                                  1,389          2,119,507
    United Kingdom Treasury, 7.25s, 2007                                  3,895          6,337,175
                                                                                      ------------
                                                                                      $ 12,503,968
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 38,590,133
--------------------------------------------------------------------------------------------------
U.S. Bonds - 19.1%
  Container, Forest and Paper Products - 1.2%
    Gaylord Container Corp., 9.75s, 2007                           $        175       $    123,375
    Riverwood International Corp., 10.25s, 2006                           1,200          1,239,000
    Silgan Holdings, Inc., 9s, 2009                                         900            850,500
                                                                                      ------------
                                                                                      $  2,212,875
--------------------------------------------------------------------------------------------------
  Energy - 0.7%
    P&L Coal Holdings Corp., 8.875s, 2008                          $      1,225       $  1,286,250
--------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 9.2%
    FNMA, 7.25s, 2010                                              $     15,633       $ 17,320,895
--------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.6%
    HMH Properties, Inc., 8.45s, 2008                              $      1,225       $  1,225,000
--------------------------------------------------------------------------------------------------
  Media - 2.0%
    Adelphia Communications Corp., 8.375s, 2008                    $      1,325       $  1,258,750
    Chancellor Media Corp., 8s, 2008                                      1,250          1,293,750
    Echostar DBS Corp., 9.375s, 2009                                      1,200          1,215,000
                                                                                      ------------
                                                                                      $  3,767,500
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Tenet Healthcare Corp., 8s, 2005                               $      1,200       $  1,224,000
--------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Pemex Project, 9.125s, 2010##                                  $        103       $    104,030
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Level 3 Communications, Inc., 9.125s, 2008                     $      1,200       $    996,000
    Nextel Communications, Inc., 0s to 2003, 9.95s to
      2008                                                                1,625          1,226,875
    Western Wireless Corp., 10.5s, 2007                                     750            793,125
                                                                                      ------------
                                                                                      $  3,016,000
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.1%
    U.S. Treasury Notes, 5.5s, 2008                                $        867       $    896,530
    U.S. Treasury Notes, 5.75s, 2005                                      2,000          2,090,780
    U.S. Treasury Notes, 6s, 2009###                                      2,728          2,911,703
                                                                                      ------------
                                                                                      $  5,899,013
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 36,055,563
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $71,977,716)                                            $ 74,645,696
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.2%
--------------------------------------------------------------------------------------------------
    Barton Capital Corp., due 3/01/01                              $        154       $    154,000
    Bank of America Corp., due 3/01/01                                      775            775,000
    General Electric Capital Corp., due 3/01/01                             197            197,000
    Gillette Co., due 3/01/01                                               100            100,000
    National Australia Funding Delaware, Inc., due 3/01/01                2,693          2,693,000
    New Center Asset Trust, due 3/01/01                                   3,824          3,824,000
    UBS Finance, Inc., due 3/01/01                                        3,940          3,940,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 11,683,000
--------------------------------------------------------------------------------------------------

Call Options Purchased - 0.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Japanese Yen/March/104.35                                    JPY    458,722       $     13,303
    Mexican Peso/April/10.3125                                   MXN     45,917            230,689
    Mexican Peso/May/9.9925                                              28,748             65,575
--------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $234,263)                                $    309,567
--------------------------------------------------------------------------------------------------

Put Options Purchased - 0.6%
--------------------------------------------------------------------------------------------------
    Euro/April/0.96                                              EUR      8,582       $     36,200
    Euro/April/0.925                                                      7,940            117,021
    Euro/June/0.94                                                        9,107            149,882
    Hong Kong Dollar/October/7.7828                              HKD     35,705             23,066
    Japanese Yen/March/104.35                                    JPY    458,722            141,745
    Japanese Yen/April/115.25                                         1,021,261            177,699
    Japanese Yen/November/120                                         1,295,186            185,212
    Japanese Yen/November/120                                         1,587,059            231,711
    Mexican Peso/April/10.3125                                   MXN     45,917             13,775
    Mexican Peso/May/9.9925                                              28,748             36,108
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $1,143,940)                               $  1,112,419
--------------------------------------------------------------------------------------------------

Repurchase Agreement
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 2/28/01, due 3/01/01, total to be received $64,010
      (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                            $          64       $     64,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $184,306,979)                                     $188,093,180
--------------------------------------------------------------------------------------------------
Call Options Written - (0.2)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Australian Dollar/May/0.555                                  AUD      3,656       $   (213,691)
    Euro/June/0.86                                               EUR      8,332            (40,585)
    Great British Pound/Euro/May/0.625                           GBP      5,612            (66,248)
    Japanese Yen/April/110.5                                     JPY    979,170             (3,917)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $424,408)                              $   (324,441)
--------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (Unaudited) -- continued

Put Options Written
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Euro/June/0.98 (Premiums Received, $193,884)                 EUR     10,053       $    (43,882)
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.6%                                                    1,168,227
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $188,893,084
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures contracts.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD           =  Australian Dollars                  GBP       =  British Pounds
  BRL           =  Brazilian Real                      JPY       =  Japanese Yen
  CHF           =  Swiss Francs                        MXN       =  Mexican Peso
  DEM           =  Deutsche Marks                      SEK       =  Swedish Kronor
  DKK           =  Danish Kronor                       SGD       =  Singapore Dollar
  EUR           =  Euro
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $184,306,979)            $188,093,180
  Investments of cash collateral for securities loaned, at value
    and identified cost                                               5,075,046
  Cash                                                                      167
  Foreign currency, at value (identified cost, $5,624)                    5,533
  Net receivable for forward foreign currency exchange contracts
    to sell                                                           1,063,354
  Receivable for fund shares sold                                       731,689
  Receivable for investments sold                                     2,363,423
  Interest and dividends receivable                                   1,097,665
  Other assets                                                           12,405
                                                                   ------------
      Total assets                                                 $198,442,462
                                                                   ------------
Liabilities:
  Net payable for forward foreign currency exchange contracts to
    purchase                                                       $    684,497
  Net payable for forward foreign currency exchange contracts
    either closed or subject to master netting agreement              1,548,190
  Payable for daily variation margin on open future contracts           119,098
  Payable for fund shares reacquired                                    955,956
  Payable for investments purchased                                     634,061
  Collateral for securities loaned, at value                          5,075,046
  Written options outstanding, at value (premiums
    received, $618,292)                                                 368,323
  Payable to affiliates -
    Management fee                                                        3,208
    Distribution and service fee                                          4,485
    Administrative fee                                                       96
  Accrued expenses and other liabilities                                156,418
                                                                   ------------
      Total liabilities                                            $  9,549,378
                                                                   ------------
Net assets                                                         $188,893,084
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $185,881,294
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      4,755,986
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                (2,449,505)
  Accumulated undistributed net investment income                       705,309
                                                                   ------------
      Total                                                        $188,893,084
                                                                   ============
Shares of beneficial interest outstanding                           12,084,780
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $70,527,448 / 4,500,401 shares of beneficial
      interest outstanding)                                           $15.67
                                                                      ======
    Offering price per share (100 / 95.25 of net asset value
      per share)                                                      $16.45
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $97,816,877 / 6,267,280 shares of beneficial
      interest outstanding)                                           $15.61
                                                                      ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $20,548,650 / 1,317,092 shares of beneficial
      interest outstanding)                                           $15.60
                                                                      ======

Class I shares:
  Net asset value per share
    (net assets of $108.59 / 7.034 shares of beneficial interest
      outstanding)                                                    $15.44
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  3,060,153
    Dividends                                                           389,407
    Foreign taxes withheld                                              (32,129)
                                                                   ------------
      Total investment income                                      $  3,417,431
                                                                   ------------
  Expenses -
    Management fee                                                 $    610,876
    Trustees' compensation                                               18,540
    Shareholder servicing agent fee                                     101,808
    Distribution and service fee (Class A)                              188,470
    Distribution and service fee (Class B)                              531,700
    Distribution and service fee (Class C)                              109,436
    Administrative fee                                                   12,445
    Custodian fee                                                        73,210
    Printing                                                             22,204
    Postage                                                              11,492
    Auditing fees                                                        15,525
    Legal fees                                                            1,929
    Miscellaneous                                                        78,298
                                                                   ------------
      Total expenses                                               $  1,775,933
    Fees paid indirectly                                                (10,966)
                                                                   ------------
      Net expenses                                                 $  1,764,967
                                                                   ------------
        Net investment income                                      $  1,652,464
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (3,592,577)
    Written option transactions                                       1,545,929
    Futures contracts                                                (1,828,535)
    Foreign currency transactions                                     2,929,575
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $   (945,608)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(23,582,397)
    Written options                                                     347,586
    Futures                                                           2,681,186
    Translation of assets and liabilities in foreign currencies      (2,080,067)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(22,633,692)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(23,579,300)
                                                                   ------------
          Decrease in net assets from operations                   $(21,926,836)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                            FEBRUARY 28, 2001            AUGUST 31, 2000
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  1,652,464               $  4,305,284
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (945,608)                27,173,702
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (22,633,692)                10,685,506
                                                                 ------------               ------------
      Increase (decrease) in net assets from operations          $(21,926,836)              $ 42,164,492
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (1,934,140)              $ (3,184,009)
  From net investment income (Class B)                             (2,480,662)                (4,107,829)
  From net investment income (Class C)                               (511,217)                  (795,422)
  From net investment income (Class I)                                     (3)                    (1,100)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (5,819,256)                      --
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (8,251,317)                      --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (1,720,530)                      --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                        (9)                      --
                                                                 ------------               ------------
      Total distributions declared to shareholders               $(20,717,134)              $ (8,088,360)
                                                                 ------------               ------------
Net increase (decrease) in net assets from fund share
  transactions                                                   $  7,067,904               $(35,007,342)
                                                                 ------------               ------------
      Total decrease in net assets                               $(35,576,066)              $   (931,210)
Net assets:
  At beginning of period                                          224,469,150                225,400,360
                                                                 ------------               ------------
  At end of period (including accumulated undistributed
    net investment income of $705,309 and $3,978,868,
    respectively)                                                $188,893,084               $224,469,150
                                                                 ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                SIX MONTHS ENDED        -----------------------------------------------------------------------
                               FEBRUARY 28, 2001             2000            1999            1998            1997          1996
                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                  $19.37           $16.67          $16.36          $18.75          $17.68        $16.63
                                          ------           ------          ------          ------          ------        ------
Income from investment operations# -
  Net investment income(S)                $ 0.17           $ 0.41          $ 0.40          $ 0.47          $ 0.46        $ 0.43
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions          (2.02)            3.01            1.51           (0.69)           2.19          1.85
                                          ------           ------          ------          ------          ------        ------
      Total from investment
        operations                        $(1.85)          $ 3.42          $ 1.91          $(0.22)         $ 2.65        $ 2.28
                                          ------           ------          ------          ------          ------        ------
Less distributions declared to shareholders -
  From net investment income              $(0.46)          $(0.72)         $(0.66)         $(0.72)         $(0.40)       $(0.49)
  From net realized gain on
    investments and foreign currency
    transactions                           (1.39)            --             (0.94)          (1.45)          (1.18)        (0.74)
                                          ------           ------          ------          ------          ------        ------
      Total distributions declared
        to shareholders                   $(1.85)          $(0.72)         $(1.60)         $(2.17)         $(1.58)       $(1.23)
                                          ------           ------          ------          ------          ------        ------
Net asset value - end of period           $15.67           $19.37          $16.67          $16.36          $18.75        $17.68
                                          ======           ======          ======          ======          ======        ======
Total return(+)                            (9.91)%++        20.81%          12.29%          (1.72)%         15.67%        14.23%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.43%+           1.43%           1.44%           1.44%           1.43%         1.48%
  Net investment income                     1.94%+           2.23%           2.38%           2.57%           2.51%         2.45%
Portfolio turnover                            63%             144%            184%            127%            128%          202%
Net assets at end of period (000
  Omitted)                               $70,527          $83,280         $79,908         $97,007        $111,959       $86,457

  (S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income                --               --              --              --            $ 0.45        $ 0.42
       Ratios (to average net assets):
         Expenses##                         --               --              --              --              1.46%         1.53%
         Net investment income              --               --              --              --              2.48%         2.40%
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower. See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                            SIX MONTHS ENDED        ---------------------------------------------------------------------------
                           FEBRUARY 28, 2001              2000             1999             1998            1997           1996
                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $19.30            $16.60           $16.31           $18.70          $17.63         $16.58
                                      ------            ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment income               $ 0.12            $ 0.32           $ 0.32           $ 0.38          $ 0.36         $ 0.32
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                       (2.01)             3.00             1.48            (0.69)           2.19           1.85
                                      ------            ------           ------           ------          ------         ------
      Total from investment
operations                            $(1.89)           $ 3.32           $ 1.80           $(0.31)         $ 2.55         $ 2.17
                                      ------            ------           ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income          $(0.41)           $(0.62)          $(0.57)          $(0.63)         $(0.30)        $(0.38)
  In excess of net investment
    income                              --                --               --               --              --            (0.74)
  From net realized gain on
    investments and foreign
    currency transactions              (1.39)             --              (0.94)           (1.45)          (1.18)          --
                                      ------            ------           ------           ------          ------         ------
      Total distributions
        declared to shareholders      $(1.80)           $(0.62)          $(1.51)          $(2.08)         $(1.48)        $(1.12)
                                      ------            ------           ------           ------          ------         ------
Net asset value - end of period       $15.61            $19.30           $16.60           $16.31          $18.70         $17.63
                                      ======            ======           ======           ======          ======         ======
Total return                          (10.31)%++         20.20%           11.67%           (2.23)%         15.01%         13.58%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            1.93%+            1.93%            1.94%            1.94%           1.98%          2.10%
  Net investment income                 1.44%+            1.72%            1.91%            2.06%           1.96%          1.83%
Portfolio turnover                        63%              144%             184%             127%            128%           202%
Net assets at end of period (000
  Omitted)                           $97,817          $117,422         $121,009         $147,882        $166,865       $124,399

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        ----------------------------------------------------------------------
                                FEBRUARY 28, 2001             2000            1999            1998           1997          1996
                                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $19.29           $16.59          $16.29          $18.67         $17.62        $16.58
                                           ------           ------          ------          ------         ------        ------
Income from investment operations# -
  Net investment income                    $ 0.12           $ 0.31          $ 0.32          $ 0.38         $ 0.36        $ 0.33
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                   (2.01)            3.01            1.49           (0.70)          2.18          1.85
                                           ------           ------          ------          ------         ------        ------
      Total from investment
        operations                         $(1.89)          $ 3.32          $ 1.81          $(0.32)        $ 2.54        $ 2.18
                                           ------           ------          ------          ------         ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.41)          $(0.62)         $(0.57)         $(0.61)        $(0.31)       $(0.40)
  From net realized gain on
    investments and foreign currency
    transactions                            (1.39)            --             (0.94)          (1.45)         (1.18)        (0.74)
                                           ------           ------          ------          ------         ------        ------
      Total distributions declared to
        shareholders                       $(1.80)          $(0.62)         $(1.51)         $(2.06)        $(1.49)       $(1.14)
                                           ------           ------          ------          ------         ------        ------
Net asset value - end of period            $15.60           $19.29          $16.59          $16.29         $18.67        $17.62
                                           ======           ======          ======          ======         ======        ======
Total return                               (10.14)%++        20.20%          11.65%          (2.21)%        15.06%        13.62%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                 1.93%+           1.93%           1.94%           1.94%          1.96%         2.03%
  Net investment income                      1.44%+           1.72%           1.93%           2.06%          2.00%         1.89%
Portfolio turnover                             63%             144%            184%            127%           128%          202%
Net assets at end of period (000
  Omitted)                                $20,549          $23,767         $24,438         $37,248        $58,074       $33,283

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,                  PERIOD ENDED
                                       SIX MONTHS ENDED        -----------------------------------------          AUGUST 31,
                                      FEBRUARY 28, 2001             2000            1999            1998               1997*
                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $19.15           $16.63          $16.34          $18.74              $17.56
                                                 ------           ------          ------          ------              ------
Income from investment operations# -
  Net investment income                          $ 0.20           $ 0.33          $ 0.48          $ 0.57              $ 0.28
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (2.01)            3.01            1.50           (0.70)               1.16
                                                 ------           ------          ------          ------              ------
      Total from investment operations           $(1.81)          $ 3.34          $ 1.98          $(0.13)             $ 1.44
                                                 ------           ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                     $(0.51)          $(0.82)         $(0.75)         $(0.82)             $(0.26)
  From net realized gain on investments and
    foreign currency transactions                 (1.39)            --             (0.94)          (1.45)               --
                                                 ------           ------          ------          ------              ------
      Total distributions declared to
        shareholders                             $(1.90)          $(0.82)         $(1.69)         $(2.27)             $(0.26)
                                                 ------           ------          ------          ------              ------
Net asset value - end of period                  $15.44           $19.15          $16.63          $16.34              $18.74
                                                 ======           ======          ======          ======              ======
Total return                                      (9.63)%++        20.40%          12.73%          (1.21)%              8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.92%+           0.93%           0.94%           0.94%               0.97%+
  Net investment income                            2.31%+           1.93%           2.84%           3.07%               3.43%+
Portfolio turnover                                   63%             144%            184%            127%                128%
Net assets at end of period (000 Omitted)        $ --             $ --               $45             $35                 $34

 * For the period from the inception of Class I shares, January 7, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Asset Allocation Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $4,877,193. These loans were collateralized by U.S. Treasury securities of $12,873 and cash of $5,062,173, which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                   SHARES             AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    5,075,046            $5,075,046

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective September 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $10,798 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $168 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,638 for the year ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

      First $2 billion                                        0.0175%
      Next $2.5 billion                                       0.0130%
      Next $2.5 billion                                       0.0005%
      In excess of $7 billion                                 0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,047 for the year ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,497 for the year ended February 28, 2001. Fees incurred under the distribution plan during the period ended February 28, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,825 and $19,373 for Class B and Class C shares, respectively, for the period ended February 28, 2001. Fees incurred under the distribution plan during the year ended February 28, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 2001, were $164 $58,912, and $1,044 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $  8,278,506     $  27,619,969
                                                 ------------     ------------
Investments (non-U.S. government securities)     $110,617,225     $  95,782,671
                                                 ------------     -------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $184,861,215
                                                                  ------------
Gross unrealized appreciation                                     $ 17,383,478
Gross unrealized depreciation                                      (14,151,512)
                                                                  ------------
    Net unrealized appreciation                                   $  3,231,966
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                 SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              560,250       $  9,457,251         1,699,499       $  31,019,656
Shares issued to shareholders
  in reinvestment of
  distributions                          430,829          7,101,717           154,764           2,840,580
Shares reacquired                       (789,868)       (13,536,539)       (2,348,488)        (42,806,593)
                                       ---------       ------------        ----------       -------------
    Net increase (decrease)              201,211       $  3,022,429          (494,225)      $  (8,946,357)
                                       =========       ============        ==========       =============

Class B shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              237,151       $  4,035,711           538,910        $  9,966,349
Shares issued to shareholders
  in reinvestment of
  distributions                          585,805          9,617,277           196,070           3,585,300
Shares reacquired                       (641,175)       (10,972,953)       (1,937,422)        (35,355,885)
                                       ---------       ------------        ----------       -------------
    Net increase (decrease)              181,781       $  2,680,035        (1,202,442)      $ (21,804,236)
                                       =========       ============        ==========       =============

Class C shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              225,558       $  3,874,747           155,065       $   2,920,775
Shares issued to shareholders
  in reinvestment of
  distributions                          105,254          1,726,834            31,294             572,472
Shares reacquired                       (245,893)        (4,236,148)         (427,005)         (7,699,996)
                                       ---------       ------------        ----------       -------------
    Net increase (decrease)               84,919       $  1,365,433          (240,646)      $  (4,206,749)
                                       =========       ============        ==========       =============

Class I shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001            YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               --           $    --                    237       $        3,937
Shares issued to shareholders
  in reinvestment of
  distributions                            0.444                  7                63               1,097
Shares reacquired                         --                --                 (3,028)            (55,034)
                                       ---------       ------------        ----------       -------------
    Net increase (decrease)                0.444       $          7            (2,728)      $     (50,000)
                                       =========       ============        ==========       =============

(6) Line of Credit
The fund and other affiliated fund participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating fund at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $604. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                NUMBER OF
                                                CONTRACTS             PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                       11           $1,123,017
Options written                                        12            1,284,753
Options terminated in closing transactions             (5)            (363,171)
Options exercised                                      (7)            (710,987)
Options expired                                        (6)            (715,320)
                                                       --            ---------
Outstanding, end of period                              5           $  618,292
                                                       ==           ==========

At February 28, 2001, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                     CONTRACTS TO                           CONTRACTS         APPRECIATION
          SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales            03/13/01    AUD       11,229,130        $ 6,117,473      $ 5,889,093          $  228,380
                 06/05/01    BRL        6,913,184          3,509,231        3,318,168             191,063
                 03/13/01    CHF        7,286,190          4,430,217        4,357,092              73,125
                 03/13/01    DKK        8,323,819          1,039,683        1,027,549              12,134
                 03/13/01    EUR       12,795,378         11,910,924       11,777,403             133,521
                 03/13/01    GBP        1,361,462          2,051,723        1,965,050              86,673
                 03/13/01    JPY      700,190,661          6,204,481        5,980,825             223,656
                 03/13/01    MXN       10,475,301          1,081,433        1,077,824               3,609
                 03/13/01    SEK       46,767,123          4,833,711        4,764,330              69,381
                 03/13/01    SGD        5,158,482          3,002,609        2,960,797              41,812
                                                         -----------      -----------          ----------
                                                         $44,181,485      $43,118,131          $1,063,354
                                                         ===========      ===========          ==========
Purchases        03/13/01    AUD        3,589,306        $ 1,974,477      $ 1,882,404          $  (92,073)
                 06/05/01    BRL        6,913,184          3,444,536        3,318,168            (126,368)
                 03/13/01    EUR       26,578,826         24,553,404       24,464,266             (89,138)
                 03/13/01    GBP        4,561,773          6,716,373        6,584,182            (132,191)
                 03/13/01    JPY    1,690,231,365         14,682,193       14,437,466            (244,727)
                                                         -----------      -----------          ----------
                                                         $51,370,983      $50,686,486          $ (684,497)
                                                         ===========      ===========          ==========

At February 28, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,091,035 with Deutsche Bank, $236,430 with First Boston and $350,449 with UBS Warburg and a net receivable of $129,724 with Merrill Lynch.

At February 28, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                                   EXPIRATION      CONTRACTS      POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
DJ Euro Stoxx                                 March 2001            135          Long          $(523,675)
FTSE 100 Index                                March 2001            151         Short            921,988
Nikkei 225                                    March 2001             56         Short            186,095
Japanese Government Bond                       June 2001              7          Long             54,308
S&P 500 Index Futures                         March 2001             27          Long           (712,205)
S&P 500 Barra Value Index Futures             March 2001             66          Long           (254,700)
S&P 500 Barra Growth Index Futures            March 2001             55         Short          2,222,565
                                                                                              ----------
                                                                                              $1,894,376
                                                                                              ==========

At February 28, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

MFS(R) GLOBAL ASSET ALLOCATION FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan + - Private Investor                   Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D. + - Chief of Cardiac              Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE + - Chief             Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill + - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III + - President and Treasurer,         State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark                       INVESTOR INFORMATION
Consulting Group, Inc. (office services)                 For information on MFS mutual funds, call
                                                         your investment professional or, for an
Arnold D. Scott* - Senior Executive                      information kit, call toll free: 1-800-637-2929
Vice President, Director, and Secretary,                 any business day from 9 a.m. to 5 p.m.
MFS Investment Management                                Eastern time (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment                        MFS Service Center, Inc.
Management                                               P.O. Box 2281
                                                         Boston, MA 02107-9906
J. Dale Sherratt + - President, Insight
Resources, Inc. (acquisition planning specialists)       For general information, call toll free:
                                                         1-800-225-2606 any business day from
Ward Smith + - Former Chairman (until 1994),             8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                         For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                       call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company                 day from 9 a.m. to 5 p.m. Eastern time. (To
500 Boylston Street                                      use this service, your phone must be equipped
Boston, MA 02116-3741                                    with a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime
Boston, MA 02116-3741                                    from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com
Portfolio Manager
Joseph C. Flaherty, Jr.*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL ASSET ALLOCATION FUND                                 ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
We invented the mutual fund(R)                                          MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MWA-3  4/01  26m  88/288/388/888